UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2008
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or Organization)		Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
10590 West Ocean Air Drive, Suite 200, San Diego, California 92130

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement
SIGNATURE

Item 1.02. Termination of a Material Definitive Agreement
     As previously reported, Santarus, Inc. (“Santarus”) provided notice to Otsuka America Pharmaceutical, Inc. (“Otsuka”) of its intent to terminate their Co-Promotion Agreement (the “Co-Promotion Agreement”) for Zegerid® (omeprazole/sodium bicarbonate) Capsules and Powder for Oral Suspension effective as of August 13, 2008, or earlier as the parties may mutually agree. On May 28, 2008, Santarus and Otsuka agreed to terminate the Co-Promotion Agreement effective as of June 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: May 30, 2008	By:	/s/ Gerald T. Proehl

	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer